                                                                 S E L I G M A N
                                                    ----------------------------

                                                                 CASH MANAGEMENT

                                                                      FUND, INC.

                                Mid-Year Report

                                 June 30, 1998

                                 -------------

                     A Money Market Mutual Fund Seeking to
                       Preserve Capital and to Maximize
                         Liquidity and Current Income

TO THE SHAREHOLDERS

During the first six months of 1998, Seligman Cash Management Fund continued to invest in high-quality money market instruments to preserve its shareholders' capital while maximizing liquidity. An interview with the Seligman Taxable Fixed Income Team regarding the Fund appears on page 2.

The US economy continued to grow in the first half of 1998, bringing the expansion into an unprecedented eighth year. Inflation remained low, wages were high, consumer spending was strong, and the labor market was tight. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

Earlier in the year, it was anticipated that the Federal Reserve Board would raise short-term interest rates. However, by the second quarter of the year, there was widespread sentiment, supported by economic indicators, that the growth of the domestic economy was beginning to slow. This, coupled with the mounting effects of the Asian financial crisis, again prevented the Fed from raising interest rates. However, Seligman Cash Management Fund's seven-day effective yield, based on Class A shares, of 4.80% on June 30 was slightly higher than its yield on December 31, 1997.

Looking ahead, while the Asian financial crisis only modestly affected the US economy in the first half of 1998, we believe its full impact is yet to come. This leads us to believe that the current benign business environment could become less stable. In fact, US corporations are beginning to see pressure on their corporate profits.

While we expect the economy to remain healthy, it may not grow at the strong pace seen over the past few years. Investors should maintain a realistic outlook for the future. We believe the Fed will not be raising interest rates in the coming months, which should result in stable short-term rates and little change in the yield of your Fund.

As of July 1, the portfolio management responsibilities of Seligman Cash Management Fund were fully assumed by Mr. Gary S. Zeltzer, a Managing Director of J. & W. Seligman & Co. Incorporated, and head of the Seligman Taxable Fixed Income Team. Mr. Zeltzer is supported by a group of investment professionals dedicated to the objectives of Seligman Cash Management Fund.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Cash Management Fund. We look forward to serving your investment needs in the many years to come. The Fund's portfolio of investments and financial statements follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                              /s/ Brian T. Zino
                                                              -----------------
                                                               Brian T. Zino
                                                               President

July 31, 1998
                                       1

INTERVIEW WITH THE SELIGMAN TAXABLE FIXED INCOME TEAM

Q. How did economic and market factors influence Seligman Cash Management Fund's results in the first half of 1998?

A. Despite a robust US economy and tight labor market, the Federal Reserve Board has not raised short-term interest rates since March 1997. The Asian financial crisis effectively began to slow the growth of the domestic economy, thereby preventing the Fed from tightening monetary policy.

    Early in the year, the belief was that the US economy would continue to grow at a healthy pace. With this possibility in mind, the fixed-income market began "pricing in" an anticipated interest rate hike. However, as the Asian crisis spread through Eastern Europe, Russia, and Latin America, the pressure on US Treasury bills eased, with the three-month Treasury bill trading as low as 4.97% on June 1. Nevertheless, the seven-day effective yield for Seligman Cash Management Fund's Class A shares was 4.80% on June 30--slightly higher than the yield on December 31, 1997.

Q.  What was your investment strategy?

A. We continued to invest a substantial portion of Seligman Cash Management Fund's assets in US Treasury securities. These higher-quality, government-guaranteed securities have lower yields, but also carry lower credit risk than other money market instruments. We compensated for the slight loss in yields by maintaining a longer average maturity than we have in years past, since securities with longer maturities usually provide higher yields than those with shorter maturities.

Q.  What is the outlook?

A. The effects of the global economic events in the first six months of 1998 have rippled through the financial markets around the world, and have slowed the economies of many nations. Indeed, the expansion of the US economy began to cool in the second quarter, and there are many indications that this slowdown could continue throughout the balance of the year. We believe this could keep the Fed from raising interest rates in the foreseeable future, which should result in relatively stable short-term interest rates and little change in the yield of Seligman Cash Management Fund.


A Team Approach

Seligman Cash Management Fund is managed by the Seligman Taxable Fixed Income Team, headed by Gary S. Zeltzer. Mr. Zeltzer is assisted by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve investors' capital and to maximize liquidity and current income.

                                    [PHOTO]

Seligman Taxable Fixed Income Team: (from left) Susan Egan, Nicholas Walsh, Gary
S. Zeltzer (Portfolio Manager)
                                       2

INVESTMENT RESULTS
June 30, 1998

                                                                CLASS A               CLASS B             CLASS D
                                                              ------------          -----------         -----------
Net Assets ...........................................        $248,125,562          $12,795,948         $47,893,944
Net Asset Value per Share ............................               $1.00                $1.00               $1.00
Number of Shareholders ...............................               9,873                  749               1,331
Dividends* ...........................................              $0.023               $0.018              $0.018
Annualized Net Yield per Share* ......................               4.64%                3.64%               3.64%
Annualized Effective Yield per Share With
  Dividends Invested Monthly* ........................               4.73%                3.69%               3.69%

------------------
* For the six months ended June 30, 1998.

Investment in the Fund is neither insured nor guaranteed by the US government, and there is no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
                                       3


PORTFOLIO OF INVESTMENTS
June 30, 1998


                                                                      ANNUALIZED        PRINCIPAL
                                                                       YIELD ON          AMOUNT
                                                                     PURCHASE DATE      OR SHARES         VALUE
                                                                     -------------    ------------     ------------
US GOVERNMENT SECURITIES  56.6%
US Treasury Notes:
   5 1/4%, due 7/31/1998......................................       5.10 - 5.32%     $30,000,000      $ 30,002,534
   4 3/4%, due 8/31/1998......................................       5.42 - 5.47       35,000,000        34,959,787
   4 3/4%, due 9/30/1998......................................           5.39          30,000,000        29,953,381
   4 3/4%, due 10/31/1998.....................................           5.48          40,000,000        39,904,688
   5 1/2%, due 11/15/1998.....................................           5.49          40,000,000        40,000,000
                                                                                                       ------------
TOTAL US GOVERNMENT SECURITIES  (Cost $174,820,390)...........                                          174,820,390
                                                                                                       ------------

FIXED TIME DEPOSITS  25.4%
Bank of Montreal, Grand Cayman, 7/1/1998......................           6.08          12,700,000        12,700,000
Bank of Nova Scotia, Grand Cayman, 7/1/1998...................           6.21          12,700,000        12,700,000
Bayerische Vereinsbank, Grand Cayman, 7/1/1998................           6.08          12,700,000        12,700,000
Canadian Imperial Bank of Commerce, Grand Cayman, 7/1/1998....           6.21          12,700,000        12,700,000
Credit Communal de Belgique, Grand Cayman, 7/1/1998...........           6.27           2,070,000         2,070,000
First National Bank of Chicago, Grand Cayman, 7/1/1998........           6.21          12,700,000        12,700,000
Republic National Bank of New York, Grand Cayman, 7/1/1998....           6.21          12,700,000        12,700,000
                                                                                                       ------------
TOTAL FIXED TIME DEPOSITS (Cost $78,270,000)..................                                           78,270,000
                                                                                                       ------------

OTHER INVESTMENTS (Cost $86,679)..............................                              7,479 shs.       83,426
                                                                                                       ------------

TOTAL INVESTMENTS (Cost $253,177,069) 82.0%...................                                          253,173,816
OTHER ASSETS LESS LIABILITIES  18.0%..........................                                           55,641,638
                                                                                                       ------------
NET ASSETS  100.0%............................................                                         $308,815,454
                                                                                                       ============

------------------
See Notes to Financial Statements.
                                      4


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998

ASSETS:
Investments, at value:
   US Government securities (Cost $174,820,390)....................      $174,820,390
   Fixed time deposits (Cost $78,270,000)..........................        78,270,000
   Other (Cost $86,679)............................................            83,426                             $253,173,816
                                                                         ------------
Receivable for Capital Stock sold....................................................                               64,400,394
Interest receivable..................................................................                                2,185,164
Investment in, and expenses prepaid to, shareholder service agent....................                                   57,547
Other................................................................................                                  118,516
                                                                                                                  ------------
Total Assets.........................................................................                              319,935,437
                                                                                                                  ------------
LIABILITIES:
Payable for Capital Stock redeemed...................................................                                9,353,090
Payable to custodian.................................................................                                1,178,994
Accrued expenses, taxes, and other...................................................                                  587,899
                                                                                                                  ------------
Total Liabilities....................................................................                               11,119,983
                                                                                                                  ------------
Net Assets...........................................................................                             $308,815,454
                                                                                                                  ============
COMPOSITION OF NET ASSETS:

Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized;
   308,822,773 shares outstanding):
   Class A...........................................................................                             $  2,481,323
   Class B...........................................................................                                  127,961
   Class D...........................................................................                                  478,944
Additional paid-in capital...........................................................                              305,734,545
Accumulated net realized loss........................................................                                   (4,066)
Net unrealized depreciation of investments...........................................                                   (3,253)
                                                                                                                  ------------
NET ASSETS:

Applicable to 248,132,346 Class A shares, 12,796,082 Class B shares, and
   47,894,345 Class D shares, equivalent to $1.00 per share..........................                             $308,815,454
                                                                                                                  ============

------------------
See Notes to Financial Statements.
                                       5


STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1998
INVESTMENT INCOME:
Interest ............................................................................                               $7,413,452

EXPENSES:
Management fee..........................................................     $543,255
Shareholder account services............................................      255,400
Distribution and service fees...........................................      246,917
Registration............................................................       98,479
Custody and related services............................................       65,000
Shareholder reports and communications..................................       32,407
Auditing and legal fees.................................................       24,926
Directors' fees and expenses............................................        4,549
Miscellaneous...........................................................        7,210
                                                                           ----------
Total Expenses.......................................................................                                1,278,143
                                                                                                                    ----------
Net Investment Income ...............................................................                                6,135,309

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments........................................          561
Net change in unrealized appreciation of investments....................       (3,253)
                                                                           ----------
Net Loss on Investments .............................................................                                   (2,692)
                                                                                                                    ----------
Increase in Net Assets from Operations ..............................................                               $6,132,617
                                                                                                                     =========

------------------
See Notes to Financial Statements.
                                       6

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS ENDED       YEAR ENDED
OPERATIONS:                                                                          JUNE 30, 1998     DECEMBER 31, 1997
                                                                                   ----------------    -----------------
Net investment income....................................................           $    6,135,309       $   10,731,480
Net realized gain on investments.........................................                      561                   --
Net change in unrealized appreciation of investments.....................                   (3,253)                  --
                                                                                    --------------       --------------
Increase in Net Assets from Operations...................................                6,132,617           10,731,480
                                                                                    --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A...............................................................               (5,232,561)          (9,504,798)
   Class B...............................................................                 (201,444)            (287,754)
   Class D...............................................................                 (701,304)            (938,928)
                                                                                    --------------       --------------
Decrease in Net Assets from Distributions................................               (6,135,309)         (10,731,480)
                                                                                    --------------       --------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares:
   Class A...............................................................              244,811,541          369,012,050
   Class B...............................................................                5,476,275            6,725,313
   Class D...............................................................               27,806,080           26,841,455

Investment of dividends:
   Class A...............................................................                4,336,312            8,286,168
   Class B...............................................................                  163,911              234,246
   Class D...............................................................                  502,286              641,267

Exchanged from associated Funds:
   Class A...............................................................            1,759,285,062        1,337,682,789
   Class B...............................................................               28,589,408           49,941,825
   Class D...............................................................              754,403,664          533,443,570
                                                                                    --------------       --------------
Total....................................................................            2,825,374,539        2,332,808,683
                                                                                    --------------       --------------
Cost of shares redeemed:
   Class A...............................................................             (277,451,839)        (390,596,218)
   Class B...............................................................                 (963,403)          (2,106,850)
   Class D...............................................................              (15,155,038)         (18,366,686)

Exchanged into associated Funds:
   Class A...............................................................           (1,689,457,365)      (1,326,730,395)
   Class B...............................................................              (31,328,485)         (46,429,595)
   Class D...............................................................             (743,772,412)        (540,758,955)
                                                                                    --------------       --------------
Total....................................................................           (2,758,128,542)      (2,324,988,699)
                                                                                    --------------       --------------
Increase in Net Assets from
Capital Share Transactions...............................................               67,245,997            7,819,984
                                                                                    --------------       --------------
Increase in Net Assets...................................................               67,243,305            7,819,984

NET ASSETS:
Beginning of period .....................................................              241,572,149          233,752,165
                                                                                    --------------       --------------
End of Period............................................................           $  308,815,454       $  241,572,149
                                                                                    ==============       ==============

------------------
See Notes to Financial Statements.
                                       7

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Cash Management Fund, Inc. (the "Fund") offers three classes of shares: Class A shares, Class B shares, and Class D shares, each of which may be acquired by investors at net asset value. Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge, is subject to a contingent deferred sales load ("CDSL") of 1%, if redeemed within 18 months of original purchase. Class B shares are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- The Fund uses the amortized cost method for valuing its short-term securities. Under this method all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Other investments represent shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund's liability for deferred directors' fees. Such investments are valued at current market values.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d. Repurchase Agreements -- The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J.& W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

3. Management Fee, Distribution Services, and Other Transactions -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per

NOTES TO FINANCIAL STATEMENTS

annum percentage of the Fund's average daily net assets.

    The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 1998, was equivalent to an annual rate of 0.40% of the Fund's average daily net assets.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Financial Services, Inc. (the "Distributor") and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the six months ended June 30, 1998.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $55,219 and $191,698, respectively.

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $128,808.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor for the six months ended June 30, 1998, amounted to $8,222.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $3,811 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $5,751 pursuant to the Plan.

    Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $255,400 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $3,719.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $138,068 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

4. Loss Carryforward -- At December 31, 1997, the Fund had a net loss carryforward for federal income tax purposes of $4,627, which is available for offset against future taxable net gains, expiring in 1999.

FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                         CLASS A
                                                            --------------------------------------------------------------
                                                              SIX
                                                             MONTHS                  YEAR ENDED DECEMBER 31,
                                                             ENDED      --------------------------------------------------
                                                            6/30/98      1997       1996       1995       1994       1993
                                                            -------     ------     ------     ------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period....................     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                                                             ------     ------     ------     ------     ------     ------
Net investment income...................................      0.023      0.047      0.046      0.051      0.034      0.024
Dividends paid or declared..............................     (0.023)    (0.047)    (0.046)    (0.051)    (0.034)    (0.024)
                                                             ------     ------     ------     ------     ------     ------
Net Asset Value, End of Period..........................     $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                                                             ======     ======     ======     ======     ======     ======

TOTAL RETURN BASED ON NET ASSET VALUE:                         2.34%      4.80%      4.71%      5.18%      3.46%      2.40%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..........................       0.75%+     0.78%      0.79%      0.86%      0.82%      0.77%
Net investment income to average net assets.............       4.64%+     4.70%      4.61%      5.06%      3.41%      2.37%
Net Assets, End of Period (000s omitted)................    $248,125   $206,604   $208,950   $177,395   $194,406   $173,902
Without management fee waiver or
reimbursement of expenses:**
   Net investment income per share......................                                                             $0.023
   Ratios:
   Expenses to average net assets.......................                                                              0.86%
   Net investment income to average net assets..........                                                              2.28%

------------------
See footnotes on page 11.
                                       10

                                                         CLASS B                                    CLASS D
                                               --------------------------   -------------------------------------------------------
                                                SIX                          SIX
                                               MONTHS     YEAR   4/22/96*   MONTHS          YEAR ENDED DECEMBER 31,         5/3/93*
                                               ENDED     ENDED      TO       ENDED    ----------------------------------      TO
                                              6/30/98   12/31/97 12/31/96   6/30/98    1997      1996      1995     1994   12/31/93
                                              -------   -------- --------   -------   ------    ------    ------   ------  --------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period........   $1.000    $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000
                                               ------    ------   ------    ------    ------    ------    ------   ------   ------
Net investment income.......................    0.018     0.037    0.025     0.018     0.037     0.036     0.040    0.024    0.003
Dividends paid or declared..................   (0.018)   (0.037)  (0.025)   (0.018)   (0.037)   (0.036)   (0.040)  (0.024)  (0.003)
                                               ------    ------   ------    ------    ------    ------    ------   ------   ------
Net Asset Value, End of Period..............   $1.000    $1.000   $1.000    $1.000    $1.000    $1.000    $1.000   $1.000   $1.000
                                               ======    ======   ======    ======    ======    ======    ======   ======   ======

TOTAL RETURN BASED ON NET ASSET VALUE:           1.83%     3.77%    2.44%     1.83%     3.77%     3.67%     4.08%    2.35%    0.30%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets..............     1.75%+    1.78%    1.78%+    1.75%+    1.78%     1.79%     1.90%    1.90%    1.74%+
Net investment income to average net assets.     3.64%+    3.70%    3.58%+    3.64%+    3.70%     3.61%     4.02%    2.32%    1.39%+
Net Assets, End of Period (000s omitted)....   $12,796   $10,858   $2,493   $47,894   $24,110   $22,309   $14,554   $3,458      $26

Without management fee waiver or
reimbursement of expenses:**
   Net investment income per share..........                                                                        $0.013   $0.002
   Ratios:
   Expenses to average net assets...........                                                                         3.23%    1.83%+
   Net investment income to average net
      assets................................                                                                         0.99%    1.30%+

-----------------
 * Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its management fees for the Fund for the year 1993, and reimbursed certain expenses for Class D shares in 1994.
 + Annualized.
See Notes to Financial Statements.
                                       11

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Cash Management Fund, Inc. as of June 30, 1998, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1997, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/s/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998

BOARD OF DIRECTORS

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Trustee, The New York and Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.

Director Emeritus
Fred E. Brown
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS

William C. Morris
Chairman

Brian T. Zino
President

Lawrence P. Vogel
Vice President

Gary S. Zeltzer
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary



FOR MORE INFORMATION

Manager

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers

(800) 221-2450     Shareholder Services

(800) 445-1777     Retirement Plan
                   Services

(212) 682-7600     Outside the
                   United States

(800) 622-4597     24-Hour
                   Automated
                   Telephone Access Service

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                              J. & W. SELIGMAN & CO.
                                   INCORPORATED
                                 ESTABLISHED 1864


This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Cash Management Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                      TXCM3 6/98